ServiceNow Reports Second Quarter 2023 Financial Results

•ServiceNow exceeds guidance across all Q2 2023 topline growth and profitability metrics; raises 2023 subscription revenues and operating margin guidance
•Subscription revenues of $2,075 million in Q2 2023, representing 25% year-over-year growth, 25% adjusted for constant currency
•Total revenues of $2,150 million in Q2 2023, representing 23% year-over-year growth, 22.5% adjusted for constant currency
•Current remaining performance obligations of $7.20 billion as of Q2 2023, representing 25% year-over-year growth, 24% adjusted for constant currency
•70 transactions over $1 million in net new ACV in Q2 2023, up 30% year-over-year
•ServiceNow ended Q2 with 45 customers with more than $20 million in ACV, representing 55% year-over-year increase

SANTA CLARA, Calif. - July 26, 2023 - ServiceNow (NYSE: NOW), the leading digital workflow company making the world work better for everyone, today announced financial results for its second quarter ended June 30, 2023, with subscription revenues of $2,075 million in Q2 2023, representing 25% year-over-year growth, 25% adjusted for constant currency.

“ServiceNow results were supercharged by unprecedented demand for our organic innovation,” said ServiceNow Chairman and CEO Bill McDermott. “We’re in a powerful new ‘AI world,’ where imagination is the only limit. ServiceNow is already seeing our own significant productivity increases with the generative AI solutions we’re releasing to the market, which will rapidly accelerate breakthrough innovation for our customers.”

As of June 30, 2023, current remaining performance obligations (“cRPO”), contract revenue that will be recognized as revenue in the next 12 months, was $7.20 billion, representing 25% year-over-year growth and 24% adjusted for constant currency. The company now has 1,724 total customers with more than $1 million in annual contract value (“ACV”), representing 18% year-over-year growth in customers.

“Q2 was another strong quarter for ServiceNow as we exceeded the high end of our guidance range for all of our key performance metrics,” said ServiceNow CFO Gina Mastantuono. “The better-together story is resonating with C-suites driving larger multi-product deals, as enterprises are looking to consolidate purchasing with strategic platforms like ServiceNow. Our intelligent platform for end-to-end digital transformation uniquely positions us to seize the opportunities in front of us as we continue to deliver durable topline growth and margin expansion on our journey to becoming the defining enterprise software company of the 21st century.”

Recent Business Highlights

•In Q2, ServiceNow delivered new solutions that will embed generative AI across the Now Platform. Generative AI Controller, Now Assist for Search, and Now Assist for Virtual Agent build on ServiceNow’s already extensive AI functionality and drive new levels of automation.
•Today, ServiceNow announced further generative AI capabilities with case summarization and text-to-code, its approach to commercialization with new premium SKU offerings, and the introduction of its AI Lighthouse program with NVIDIA and Accenture to assist customers across industries in the design, development, and implementation of new generative AI use cases.
•ServiceNow also announced today an expanded partnership with KPMG to reimagine finance, supply chain, and procurement operations with a joint investment to co-develop new offerings. This follows ServiceNow and Cognizant’s recent partnership to accelerate adoption of AI-driven automation across industries.
•During the quarter, ServiceNow hosted its annual Knowledge conference, which generated significant pipeline and featured announcements including a generative AI partnership with NVIDIA, the launches of Finance and Supply Chain Workflows and ServiceNow.org, and a commitment to deploy $1 billion in investment capital by 2026 to ServiceNow Ventures.
•In addition, as announced at Financial Analyst Day in May, the Board of Directors authorized a share repurchase program of up to $1.5 billion in shares of common stock to manage the impact of dilution from future employee equity grants and employee stock purchase programs.
•ServiceNow received significant recognition during the quarter, being named to the Fortune 500 list for the first time, and being recognized as a Visionary in the 2023 Gartner® Magic Quadrant for Application Performance Monitoring (APM) and Observability, and a Leader in The Forrester Wave™: Low-Code Development Platforms for Professional Developers, Q2 2023.
•In July, ServiceNow closed the acquisition of AI-powered platform G2K to transform retail and other industries, and opened two new Innovation Centers to serve as digital incubation hubs in India and Singapore.

Second Quarter 2023 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the second quarter 2023:

	Second Quarter 2023 GAAP Results		Second Quarter 2023 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)(3)	Year/Year Growth (%)
Subscription revenues	$2,075	25%	$2,074	25%
Professional services and other revenues	$75	(20%)	$75	(20%)
Total revenues	$2,150	23%	$2,149	22.5%

	Amount ($ billions)	Year/Year Growth (%)	Amount ($ billions)(3)	Year/Year Growth (%)
cRPO	$7.20	25%	$7.13	24%
RPO	$14.2	24%	$14.0	22.5%

	Amount ($ millions)	Margin (%)	Amount ($ millions)(2)	Margin (%)(2)
Subscription gross profit	$1,686	81%	$1,755	85%
Professional services and other gross profit (loss)	($7)	(9%)	$8	11%
Total gross profit	$1,679	78%	$1,763	82%
Income from operations	$117	5%	$544	25%
Net cash provided by operating activities	$580	27%
Free cash flow			$451	21%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)(2)	Earnings per Basic/Diluted Share ($)(2)
Net income(4)	$1,044	$5.12 / 5.08	$486	$2.38 / 2.37

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Refer to the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(3)Non-GAAP subscription revenues, professional services and other revenues, total revenues, cRPO and RPO are adjusted only for constant currency. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(4)Second quarter 2023 GAAP net income was impacted by the release of $910 million of our valuation allowance on our deferred tax assets as a discrete tax benefit and $55 million as part of the effective tax rate.

Note: Numbers rounded for presentation purposes and may not foot.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures. The non-GAAP growth rates for subscription revenues and cRPO are adjusted only for constant currency to provide better visibility into the underlying business trends.

The following table summarizes our guidance for the third quarter 2023:

	Third Quarter 2023 GAAP Guidance		Third Quarter 2023 Non-GAAP Guidance(1)
	Amount ($ millions)(3)	Year/Year Growth (%)(3)	Constant Currency Year/Year Growth (%)
Subscription revenues	$2,185 - $2,195	25.5% - 26%	23% - 23.5%

cRPO		25.5%	21.5%

			Margin (%)(2)
Income from operations			27%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		206

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Refer to the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(3)Guidance for GAAP subscription revenues and GAAP subscription revenue and cRPO growth rate is based on the 30-day average of foreign exchange rates for June 2023 for entities reporting in currencies other than U.S. Dollars.

The following table summarizes our guidance for the full-year 2023:

	Full-Year 2023 GAAP Guidance		Full-Year 2023 Non-GAAP Guidance(1)
	Amount ($ millions)(3)	Year/Year Growth (%)(3)	Constant Currency Year/Year Growth (%)
Subscription revenues	$8,580 - $8,600	24.5% - 25%	24%

			Margin (%)(2)
Subscription gross profit			84%
Income from operations			26.5%
Free cash flow			30%

		Amount (millions)
Weighted-average shares used to compute diluted net income per share		206

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures.
(2)Refer to the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(3)GAAP subscription revenues and related growth rate for the future quarters included in our full-year 2023 guidance are based on the 30-day average of foreign exchange rates for June 2023 for entities reporting in currencies other than U.S. Dollars.

Note: Numbers are rounded for presentation purposes and may not foot.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (21:00 GMT) on July 26, 2023. Interested parties may listen to the call by dialing (888) 330‑2455 (Passcode: 8135305), or if outside North America, by dialing (240) 789-2717 (Passcode: 8135305). Individuals may access the live teleconference from this webcast.

https://events.q4inc.com/attendee/590657753

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 770‑2030 (Passcode: 8135305), or if outside North America, by dialing (647) 362‑9199 (Passcode: 8135305).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at https://investors.servicenow.com.

Upcoming Investor Conferences

ServiceNow today announced that it will attend and have executives present at three upcoming investor conferences.

These include:
•ServiceNow President and Chief Operating Officer CJ Desai will participate in a keynote presentation at the KeyBanc Technology Leadership Forum on Tuesday, August 8, 2023, at 11:00am PT.
•ServiceNow Senior Vice President and General Manager, Technology Workflow Products, Pablo Stern will participate in a fireside chat at the Deutsche Bank 2023 Technology Conference on Thursday, August 31, 2023, at 9:30am PT.
•ServiceNow Chairman and Chief Executive Officer Bill McDermott will participate in a keynote presentation at the Goldman Sachs Communacopia and Technology Conference on Wednesday, September 6, 2023, at 1:05pm PT.

The live webcasts will be accessible on the investor relations section of the ServiceNow website at https://investors.servicenow.com and archived on the ServiceNow site for a period of 30 days.

Statement Regarding Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Revenues. We adjust revenues and related growth rates for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q2 2022, the average exchange rates in effect for our major currencies were 1 USD to 0.94 Euros and 1 USD to 0.80 British Pound Sterling (“GBP”)), rather than the actual average exchange rates in effect during the current period (for Q2 2023, the average exchange rates in effect for our major currencies were 1 USD to 0.92 Euros and 1 USD to 0.80 GBP). Guidance for related growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues and related growth rates adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Remaining performance obligations and current remaining performance obligations. We adjust cRPO and remaining performance obligations (“RPO”) and related growth rates for constant currency to provide a framework for assessing how our business performed. To present this information, current period results for entities reporting in currencies other than USD are converted into USD at the exchange rates in effect at the end of the comparison period (for Q2 2022, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.96 Euros and 1 USD to 0.82 GBP), rather than the actual end of the period exchange rates in effect during the current period (for Q2 2023, the end of the period exchange rates in effect for our major currencies were 1 USD to 0.92 Euros and 1 USD to 0.79 GBP). Guidance for the related growth rate is derived by applying the end of period exchange rates in effect during the comparison period rather than the exchange rates in effect during the guidance period. We believe the presentation of cRPO and RPO and related growth rates adjusted for constant currency facilitates the comparison of cRPO and RPO year-over-year, respectively.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, the related income tax effect of these adjustments, and the income tax benefit from the release of a valuation allowance on deferred tax assets. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements, repayments of convertible senior notes attributable to debt discount and business combination and other related costs including compensation expense, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results for gross profit, income from operations, net income, net income per share and free cash flow.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include, among others, experiencing an actual or perceived cyber-security event; our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet; errors, interruptions, delays, or security breaches in or of our service or data centers; our ability to maintain and attract key employees and manage workplace culture; alleged violations of laws and regulations, including those relating to anti-bribery and anti-corruption and those relating to public sector contracting requirements; our ability to compete successfully against existing and new competitors; our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments; our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets; our ability to develop and gain customer demand for and acceptance of existing, new and improved products and services; our ability to expand and maintain our partnerships and partner programs, including expected market opportunity from such relationships; global economic conditions; fluctuations in the value of foreign currencies relative to the U.S. Dollar; fluctuations in interest rates; our ability to consummate and realize the benefits of any strategic transactions or acquisitions; the impact of the Russian invasion of Ukraine and bank failures on macroeconomic conditions; inflation; and fluctuations and volatility in our stock price.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2022, our Form 10-Q that will be filed for the quarter ended June 30, 2023 and in other filings we make with the Securities and Exchange Commission from time to time.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) makes the world work better for everyone. Our cloud-based platform and solutions help digitize and unify organizations so that they can find smarter, faster, better ways to make work flow. So employees and customers can be more connected, more innovative, and more agile. And we can all create the future we imagine. The world works with ServiceNowTM. For more information, visit: www.servicenow.com.

© 2023 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Johnna Hoff
408.250.8644
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Revenues:
Subscription	$2,075	$1,658	$4,099	$3,289
Professional services and other	75	94	147	185
Total revenues	2,150	1,752	4,246	3,474
Cost of revenues (1):
Subscription	389	287	743	562
Professional services and other	82	102	166	196
Total cost of revenues	471	389	909	758
Gross profit	1,679	1,363	3,337	2,716
Operating expenses (1):
Sales and marketing	832	722	1,655	1,395
Research and development	521	444	1,013	858
General and administrative	209	175	408	354
Total operating expenses	1,562	1,341	3,076	2,607
Income from operations	117	22	261	109
Interest income	74	12	134	17
Other expense, net	(17)	(5)	(33)	(12)
Income before income taxes	174	29	362	114
(Benefit from) provision for income taxes	(870)	9	(832)	19
Net income	$1,044	$20	$1,194	$95
Net income per share - basic	$5.12	$0.10	$5.86	$0.47
Net income per share - diluted	$5.08	$0.10	$5.83	$0.47
Weighted-average shares used to compute net income per share - basic	204	201	204	201
Weighted-average shares used to compute net income per share - diluted	205	203	205	203

(1)Includes stock-based compensation as follows:

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Cost of revenues:
Subscription	$50	$39	$96	$75
Professional services and other	15	18	29	34
Operating expenses:
Sales and marketing	120	113	246	218
Research and development	145	126	280	241
General and administrative	67	56	127	109

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in millions)

	June 30, 2023	December 31, 2022
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$1,663	$1,470
Short-term investments	3,084	2,810
Accounts receivable, net	1,093	1,725
Current portion of deferred commissions	401	369
Prepaid expenses and other current assets	362	280
Total current assets	6,603	6,654
Deferred commissions, less current portion	777	742
Long-term investments	2,740	2,117
Property and equipment, net	1,148	1,053
Operating lease right-of-use assets	656	682
Intangible assets, net	191	232
Goodwill	821	824
Deferred tax assets	1,551	636
Other assets	436	359
Total assets	$14,923	$13,299
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$171	$274
Accrued expenses and other current liabilities	893	975
Current portion of deferred revenue	4,613	4,660
Current portion of operating lease liabilities	90	96
Total current liabilities	5,767	6,005
Deferred revenue, less current portion	45	70
Operating lease liabilities, less current portion	635	650
Long-term debt, net	1,487	1,486
Other long-term liabilities	63	56
Stockholders’ equity	6,926	5,032
Total liabilities and stockholders’ equity	$14,923	$13,299

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Cash flows from operating activities:
Net income	$1,044	$20	$1,194	$95
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	136	105	262	206
Amortization of deferred commissions	112	86	218	169
Stock-based compensation	397	352	778	677
Deferred income taxes	(911)	(1)	(904)	(3)
Other	(3)	4	(2)	19
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	16	(51)	635	511
Deferred commissions	(121)	(100)	(280)	(237)
Prepaid expenses and other assets	(72)	(26)	(136)	(72)
Accounts payable	(44)	71	(90)	140
Deferred revenue	(129)	(65)	(89)	(44)
Accrued expenses and other liabilities	155	38	(104)	(165)
Net cash provided by operating activities	580	433	1,482	1,296
Cash flows from investing activities:
Purchases of property and equipment	(132)	(151)	(297)	(244)
Business combinations, net of cash acquired	—	(57)	—	(57)
Purchases of investments	(1,599)	(1,112)	(2,821)	(1,774)
Purchases of non-marketable investments	(16)	(35)	(46)	(136)
Sales and maturities of investments	1,073	554	1,953	1,131
Other	—	1	13	—
Net cash used in investing activities	(674)	(800)	(1,198)	(1,080)
Cash flows from financing activities:
Repayments of convertible senior notes attributable to principal	—	(88)	—	(94)
Proceeds from employee stock plans	—	1	117	106
Taxes paid related to net share settlement of equity awards	(94)	(91)	(206)	(241)
Net cash used in financing activities	(94)	(178)	(89)	(229)
Foreign currency effect on cash, cash equivalents and restricted cash	(1)	(44)	—	(49)
Net change in cash, cash equivalents and restricted cash	(189)	(589)	195	(62)
Cash, cash equivalents and restricted cash at beginning of period	1,859	2,259	1,475	1,732
Cash, cash equivalents and restricted cash at end of period	$1,670	$1,670	$1,670	$1,670

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Gross profit:
GAAP subscription gross profit	$1,686	$1,371	$3,356	$2,727
Stock-based compensation	50	39	96	75
Amortization of purchased intangibles	19	18	37	36
Non-GAAP subscription gross profit	$1,755	$1,427	$3,489	$2,837

GAAP professional services and other gross loss	$(7)	$(8)	$(19)	$(11)
Stock-based compensation	15	18	29	34
Non-GAAP professional services and other gross profit	$8	$10	$10	$23

GAAP gross profit	$1,679	$1,363	$3,337	$2,716
Stock-based compensation	65	56	125	108
Amortization of purchased intangibles	19	18	37	36
Non-GAAP gross profit	$1,763	$1,437	$3,499	$2,860

Gross margin:
GAAP subscription gross margin	81%	83%	82%	83%
Stock-based compensation as % of subscription revenues	2%	2%	2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%	1%	1%
Non-GAAP subscription gross margin	85%	86%	85%	86%

GAAP professional services and other gross margin	(9%)	(9%)	(13%)	(6%)
Stock-based compensation as % of professional services and other revenues	20%	19%	20%	18%
Non-GAAP professional services and other gross margin	11%	10%	7%	12%

GAAP gross margin	78%	78%	79%	78%
Stock-based compensation as % of total revenues	3%	3%	3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%	1%	1%
Non-GAAP gross margin	82%	82%	82%	82%

Income from operations:
GAAP income from operations	$117	$22	$261	$109
Stock-based compensation	397	352	778	677
Amortization of purchased intangibles	22	20	42	40
Business combination and other related costs	8	5	15	10
Non-GAAP income from operations	$544	$399	$1,096	$836

Operating margin:
GAAP operating margin	5%	1%	6%	3%
Stock-based compensation as % of total revenues	18%	20%	18%	20%
Amortization of purchased intangibles as % of total revenues	1%	1%	1%	1%
Business combination and other related costs as % of total revenues	—%	—%	—%	—%
Non-GAAP operating margin	25%	23%	26%	24%

	Three Months Ended		Six Months Ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net income:
GAAP net income	$1,044	$20	$1,194	$95
Stock-based compensation	397	352	778	677
Amortization of purchased intangibles	22	20	42	40
Business combination and other related costs	8	5	15	10
Income tax expense effects related to the above adjustments	(75)	(68)	(150)	(141)
Discrete income tax benefit from the release of a valuation allowance on deferred tax assets (1)	(910)	—	(910)	—
Non-GAAP net income	$486	$329	$969	$681

Net income per share - basic and diluted:
GAAP net income per share - basic	$5.12	$0.10	$5.86	$0.47
GAAP net income per share - diluted	$5.08	$0.10	$5.83	$0.47
Non-GAAP net income per share - basic	$2.38	$1.63	$4.76	$3.39
Non-GAAP net income per share - diluted	$2.37	$1.62	$4.73	$3.35

GAAP weighted-average shares used to compute net income per share - basic	204	201	204	201

GAAP and Non-GAAP weighted-average shares used to compute net income per share - diluted	205	203	205	203

Free cash flow:
GAAP net cash provided by operating activities	$580	$433	$1,482	$1,296
Purchases of property and equipment	(132)	(151)	(297)	(244)
Business combination and other related costs	3	5	3	5
Non-GAAP free cash flow	$451	$287	$1,188	$1,057

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	27%	25%	35%	37%
Purchases of property and equipment as % of total revenues	(6%)	(9%)	(7%)	(7%)
Business combination and other related costs as % of total revenues	—%	—%	—%	—%
Non-GAAP free cash flow margin	21%	16%	28%	30%

(1)    GAAP net income for the three and six months ended June 30, 2023 was impacted by a $910 million release of a valuation allowance on our deferred tax assets as a discrete tax benefit.

Note: Numbers are rounded for presentation purposes and may not foot.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

Three Months Ending
September 30, 2023

GAAP operating margin	8%

Stock-based compensation expense as % of total revenues	18%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	27%

Twelve Months Ending
December 31, 2023

GAAP subscription gross margin	81%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	84%

GAAP operating margin	7%

Stock-based compensation expense as % of total revenues	18%

Amortization of purchased intangibles as % of total revenues	1%

Business combination and other related costs as % of total revenues	—%

Non-GAAP operating margin	26.5%

GAAP net cash provided by operating activities as % of total revenues	37%

Purchases of property and equipment as % of total revenues	(7)%

Business combination and other related costs as % of total revenues	—%

Non-GAAP free cash flow margin	30%

Note: Numbers are rounded for presentation purposes and may not foot.